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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):       May 20, 1997
                                                   -----------------------


                     Commodore Environmental Services, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          Delaware                      0-10054                  87-0275043
----------------------------         -------------           ------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)



    150 East 58th Street, Suite 3400
    New York, New York                                      10155
    ----------------------------------------            --------------
    (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800
                                                    ----------------


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                           CURRENT REPORT ON FORM 8-K

                     COMMODORE ENVIRONMENTAL SERVICES, INC.

                                  May 20, 1997


Item 5.   Other Events.

   Sale of $6,000,000 of 7% Series D Convertible Preferred Stock of Commodore
    Environmental Services, Inc. and Warrants to Purchase 600,000 Shares of
              Common Stock of Commodore Applied Technologies, Inc.

         On May 20, 1997, Commodore Environmental Services, Inc., a Delaware corporation (the "Company"), completed the sale (the "Sale"), for an aggregate purchase price of $6,000,000, of (i) 60,000 shares of newly-created 7% Series D Convertible Preferred Stock, par value $.01 per share (the "Series D Preferred Stock"), and (ii) five-year common stock purchase warrants (the "Warrants"). The Company employed Avalon Research Group, Inc. ("Avalon") as a finder in connection with the Sale and, on the closing date of the Sale, paid Avalon a finder's fee in cash of $600,000. The Company also incurred other transaction costs of approximately $60,000 in connection with the Sale, resulting in net proceeds to the Company of $5,340,000. The Company plans to utilize the net proceeds of the Sale for working capital and general corporate purposes.

         The Series D Preferred Stock has a liquidation preference of $100 per share (plus accumulated and unpaid dividends) and pays a 7% per-annum cumulative dividend, payable, at the Company's option, at the time of conversion in cash or shares of common stock, par value $.001 per share (the "Applied Common Stock"), of Commodore Applied Technologies, Inc., a Delaware corporation and the Company's 69.3% owned subsidiary ("Applied"), at the Conversion Price (as defined). The Company currently owns 15,000,000 shares of Applied Common Stock and will reserve from such holdings a sufficient number of shares of Applied Common Stock to permit the conversion in full of the outstanding Series D Preferred Stock. The Series D Preferred Stock ranks: (i) prior to the Company's common stock, par value $.01 per share (the "Common Stock"); (ii) pari passu with the Company's Series B and Series C Preferred Stock; (iii) junior to the Company's Series AA Preferred Stock; and (iv) prior to any other class or series of capital stock of the Company created after May 16, 1997 (unless it specifically, by its terms, ranks on parity with the Series D Preferred Stock), in each case as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary. The Series D Preferred Stock is convertible into that number of shares of Applied Common Stock equal to the Liquidation Preference divided by the Conversion Price. The Conversion Price is defined in the Certificate of Designation of Series D Preferred Stock (the "Certificate of Designation") to mean an amount equal to a 15% discount from the closing bid price of Applied Common Stock as reported by Bloomberg, L.P. ("Bloomberg") averaged for the previous five business days ending on the day before the Conversion Date (as defined); provided, however, that the Conversion Price will be equal to certain amounts set forth in the Certificate of Designation if the average of the closing bid price of Applied Common Stock, as reported by Bloomberg, for any consecutive 30 days is equal to or less than $2.00.

         The Warrants entitle the registered holders thereof to purchase an aggregate of 600,000 shares of Applied Common Stock, at an initial exercise price equal to $7.14 per share, representing 110% of the average closing bid prices of Applied Common Stock, as reported by Bloomberg, over the five-day trading period ending on the day prior to the closing date of the Sale, subject to adjustment, at any time on or after May 19, 1997 and prior to May 2002. The Company will reserve from its holdings of Applied Common Stock a sufficient number of shares of Applied Common Stock to permit the exercise of all of the outstanding Warrants.

         The Company and Applied have agreed that Applied shall file a registration statement on Form S-3 with the Securities and Exchange Commission ("SEC") within 30 days after the closing date of the Sale in order to

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register the shares of Applied Common Stock issuable upon conversion of the
Series D Preferred Stock and exercise of the Warrants under the Securities Act of 1933, as amended (the "Securities Act"). In the event that Applied is not eligible to file a registration statement on Form S-3, the Company and Applied have agreed that Applied shall file a registration statement on Form S-1 with the SEC within 60 days after the closing date of the Sale in order to register such shares of Applied Common Stock under the Securities Act.

         The Sale was deemed exempt from registration under the Securities Act, as a transaction by an issuer not involving any public offering. The recipients of the Series D Preferred Stock and the Warrants in connection with the Sale represented their intentions to acquire such securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were contained in the Warrants and affixed to the share certificates representing the Series D Preferred Stock.

         The information set forth above is qualified in its entirety by reference to: (i) the Securities Purchase Agreements, dated as of May 20, 1997, between the Company, Applied, and each of three private institutional investors, copies of which are attached hereto as Exhibit 99.1; (ii) Warrants to purchase an aggregate of 600,000 shares of Applied Common Stock, copies of which are attached hereto as Exhibit 99.2; (iii) Certificate of Designation of Series D Preferred Stock, a copy of which is attached hereto as Exhibit 99.3; and (iv) Finder's Agreement, dated April 22, 1997, between the Company and Avalon, a copy of which is attached hereto as Exhibit 99.4.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

         Exhibit No.                         Description
         -----------                         -----------

         99.1 Form of Securities Purchase Agreements, between the Company, Applied, and each of Milton Partners, Okemo Partners Limited and American Investment Group of New York, L.P.

         99.2 Form of Common Stock Purchase Warrants issued to each of Milton Partners, Okemo Partners Limited and American Investment Group of New York, L.P.

         99.3 Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional, and Other Special Rights and the Qualifications, Limitations, Restrictions, and Other Distinguishing Characteristics of Series "D" Preferred Stock of Commodore Environmental Services, Inc.

         99.4 Finder's Agreement, dated April 22, 1997, between the Company and Avalon Research Group, Inc.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                               COMMODORE ENVIRONMENTAL SERVICES, INC.



Date:  June 23, 1997.          By: /s/ Paul E. Hannesson
     -------------------          -------------------------------------------
                                  Paul E. Hannesson, Chairman of the Board,
                                  President and Chief Executive Officer












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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1 Form of Securities Purchase Agreements, between the Company, Applied, and each of Milton Partners, Okemo Partners Limited and American Investment Group of New York, L.P.

99.2 Form of Common Stock Purchase Warrants issued to each of Milton Partners, Okemo Partners Limited and American Investment Group of New York, L.P.

99.3 Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional, and Other Special Rights and the Qualifications, Limitations, Restrictions, and Other Distinguishing Characteristics of Series "D" Preferred Stock of Commodore Environmental Services, Inc.

99.4 Finder's Agreement, dated April 22, 1997, between the Company and Avalon Research Group, Inc.